Exhibit 10.4

LEASE RENEWAL AGREEMENT

This agreement made as of the 11th day of November 2010.

BETWEEN:

52ND STREET BUSINESS CENTRE LP

BY ITS GENERAL PARTNER

52ND STREET BUSINESS CENTRE GP INC.,

a body corporate, authorized to conduct business

in the Province of Alberta

(hereinafter referred to as the “Landlord”)

OF THE FIRST PART

and

VERSA POWER SYSTEMS LTD.,

a body corporate, authorized to conduct business

in the Province of Alberta

(hereinafter referred to as the “Tenant”)

OF THE SECOND PART

WHEREAS:

(a)

By lease indenture dated the 20th day of May 2005 (hereinafter referred to as the “Original Lease”), Westpen Properties Ltd. (hereinafter referred to as the “Original Landlord”) leased and demised unto the Tenant certain premises comprising of thirty two thousand two hundred twenty (32,220) square feet, in the 52nd Street Business Centre, in the City of Calgary, in the Province of Alberta, all as described in the Lease, for a term of Five (5) years, the term expiring on the 31st day of January, 2011;

(b)

By an amendment of lease dated the 20th day of April 2006 (the “Lease Amending Agreement”) between the Original Landlord and the Tenant, Paragraph 9 of the Basic Terms and certain provisions contained in Article 9 (Environmental Matters) were amended;

(c)	Effective October 1, 2010 the Original Landlord transferred ownership of the Building and assigned all of its interest as landlord under the Lease to the Landlord named herein;
(d)	The Original Lease together with the Lease Amending Agreement are herein collectively referred to as the “Lease”;

(e)	The Lease does contain provisions for the Tenant to be granted a renewal Lease for the Leased Premises; however, the Tenant did not exercise its right to such renewal as outlined in the Lease;
(f)	The Landlord and the Tenant have agreed to enter into a Lease Renewal Agreement for the Leased Premises for a renewal term of three (3) years on the terms and conditions hereinafter set forth.

NOW THEREFORE this agreement witnesseth that in consideration of the premises and of the mutual covenants and agreements herein contained, (the receipt and sufficiency of which is hereby acknowledged) the parties hereto agree as follows:

1.	The parties hereby acknowledge, confirm and agree that the foregoing recitals are true in substance and in fact.
2.	The Lease shall be renewed for a term of three (3) years to be computed from the 1st day of February 2011 and to expire on the 31st day of January 2014 (hereinafter referred to as the “Renewal Term”).
3.	The Base Rent payable by the Tenant pursuant to Paragraph 7 of the Basic Terms of the Lease, yearly, throughout the Renewal Term shall be:
Time Period	Per Sq. Ft. Per Annum	Per Annum	Per Month
1-3	$7.00	$225,540.00	$18,795.00

4.	Paragraph 13. a. (Option to Renew) of the Basic Terms of the Lease shall be deleted in its entirety.
5.	Schedule “E” of the Lease shall be deleted in its entirety and replaced with:

CONDITION OF THE LEASED PREMISES

During the Renewal Term and subject to Landlord’s continuing obligation for maintenance and repair as provided in the Lease, the Landlord is not required to perform any work or provide any materials to or in respect of the Leased Premises and the Tenant continues to occupy the Leased Premises in “as-is” condition.”

6.

With the exception of the amendments to the Lease herein contained, during the Renewal Term all of the terms and conditions contained in the Lease are hereby confirmed (excluding any provisions for free, inducements, Landlord’s Work, and any rights to lease additional space and other financial incentives) and the Lease is in full force and effect.  Each capitalized term used in this Lease Renewal Agreement and not defined herein shall be deemed to have the same meaning ascribed to it in the Lease.

7.

This Lease Renewal Agreement may be executed in any number of counterparts, with the same effect as if all parties had signed the same document and will become effective once a signed counterpart is delivered by each of the parties to the other.  The parties agree that the delivery of an executed copy of this Lease Renewal Agreement by facsimile or electronically shall be legal and binding and shall have the same full force and effect as if the original executed copy of this Lease Renewal Agreement had been delivered.

8.	This Lease Renewal Agreement shall enure to the benefit of the Landlord and the Tenant and their respective successors and assigns.

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IN WITNESS WHEREOF the parties have hereto set their hands and seals as of the date first above written.

LANDLORD:

52ND STREET BUSINESS CENTRE LP
BY ITS GENERAL PARTNER
52ND STREET BUSINESS CENTRE GP INC.

Per:	/s/ Clark Morris

Per:

I/We are authorized to bind the Corporation

TENANT:

VERSA POWER SYSTEMS LTD.

Per:	/s/ Robert A. Stokes

Per:

I am/We are authorized to bind the Corporation